SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 23, 2003

Date of Report

BAXTER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission file number) No.)	(IRS Employer Identification

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 948-2000

Item 9.	Regulation FD Disclosure

On December 23, 2003, Baxter International Inc. issued the attached press release announcing revised earnings per diluted share expectations for the fourth quarter and full year 2003. The press release is furnished as Exhibit 99 and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC. (Registrant)

By:	/s/ JAN STERN REED

Jan Stern Reed Corporate Secretary

Date: December 23, 2003

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Exhibit Index

Exhibit No.	Description

99	Press Release dated December 23, 2003

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